WT MUTUAL FUND
Wilmington Mid-Cap Core Fund
Institutional and A Shares

Supplement Dated September 28, 2007 to the
Institutional and A Shares Prospectuses dated November 1, 2006
Based upon information presented to it by Rodney Square Management Corporation (“RSMC”), the Fund’s investment adviser, the Board of Trustees of WT Mutual Fund (the “Trust”) determined that the Wilmington Mid-Cap Core Fund (the “Fund”) is not a viable entity at this time and does not have prospects to become economically viable in the foreseeable future. Accordingly on the recommendation of RSMC, the Board of Trustees has determined to cease the offering of shares of the Fund effective October 1, 2007. In addition, the Board of Trustees has authorized the investment adviser to redeem shareholder accounts and cease operations of the Fund at the close of business November 6, 2007.
Shareholders may request a redemption of their shares or may exchange their shares in the Fund for shares in other Wilmington Funds of the same share class without cost or charge. The redemption fee and exchange fee on Fund shares has been suspended. An exchange from one fund to another is treated as a sale transaction and purchase transaction for federal income tax purposes. The shareholder will realize a capital gain or loss, as the case may be, on each exchange or redemption transaction.
Any Fund shares not redeemed or exchanged before November 6, 2007 will be redeemed and proceeds of the redemption sent to the shareholder’s record address. Shareholders may contact PFPC, the Fund’s transfer agent, at 800-336-9970 to request the prospectus of another Wilmington Fund or to initiate an exchange transaction. Written exchange and redemption requests may also be sent via U.S. mail or overnight delivery to: WT Mutual Fund c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. A signed redemption request should include the Fund’s name, your account number, the name(s) in which the account is registered, a medallion signature guarantee and instructions to redeem or exchange your shares.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE